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                                                                   EXHIBIT 10.29

                                                April 12, 1995

Summagraphics Corporation
60 Silvermine Road
Seymour, CT  06483

        Re: Lease Agreement dated May 28, 1992 between QRS 10-12 (TX), Inc. and QRS 11-5 (TX), Inc., as Landlord, and Summagraphics Corporations, as Tenant, as Modified by
                Letter Agreements dated March 16, 1993 and August 27, 1993
                ----------------------------------------------------------

Gentlemen:

        Reference is hereby made of the above-referenced lease (the "Lease"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the lease (including all exhibits thereto).

        Effective as of February 28, 1995, the Lease is hereby amended as follows:

        1. Section C.(i) of Exhibit E to the Lease is deleted in its entirety and replaced with amended text as follows:

        (i) Minimum Tangible Net Worth. Permit Consolidated Tangible Net Worth
            --------------------------
        to be less than the amount set forth below at the end of any fiscal quarter during the indicated period:

        from 5/25/92 to 8/31/95         $10,000,000
        from 9/1/95 to 5/31/96          $13,000,000
        from 6/1/96 to 5/31/99          $17,000,000
        from 5/1/99 and thereafter      $22,000,000

        2. Section C.(iii) of Exhibit E to the Lease is deleted in its entirety.

        3.  The following paragraphs are added to Section C of Exhibit E to the
Lease:

        (x)  Indebtedness Ratio.  Permit the ratio of Funded Indebtedness (as
             ------------------
hereinafter defined) to Total Capitalization (as hereinafter defined) at any time to exceed .56:1. As used herein, "Funded Indebtedness" shall mean (a) all obligations of the Tenant or its consolidated Susidiaries for or on account of borrowed money, whether or not classified as current or long-term obligations in accordance with GAAP, less any Indebtedness represented by debt instruments ("Convertible Debt") issued by the Tenant which are convertible to shares of common stock of the Tenant,


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plus (b) all capitalized lease obligations of the Tenant or its consolidated
Subsidiaries. As used herein, "Total Capitalization" shall mean the sum of (a) Consolidated Tangible Net Worth, plus (b) Funded Indebtedness, plus (c) Convertible Debt.

        (xi)  Current Ratio.  Permit the ratio of (a) current assets of the
              -------------
Tenant and its consolidated Subsidiaries determined on the consolidated basis in accordance with GAAP, to (b) the current liabilities of the Tenant and its consolidated Subsidiaries determined on the consolidated basis in accordance with GAAP, at any time to be less than 1.25:1.

        Tenant agrees to pay all of Landlord's attorneys' fees and costs in preparing this letter agreement and reviewing and preparing any modification of the loan documents. Tenant also agrees to pay all fees and costs of the lender's attorneys in effecting the above-described amendment.

        Landlord waives any default under the Lease which may have occurred as a result of non-compliance by the Tenant with the covenants amended by paragraphs 1-3 of this letter agreement.

        Except as amended hereby, the Lease shall remain in full force and effect.

        This letter agreement shall not be effective unless and until Creditanstalt-BankVerein has consented to the Landlord's execution of this letter agreement.


                                        Very truly yours,

                                        QRS 10-12 (TX), Inc.

                                        By /s/ H. Cabot Lodge III
                                           ------------------------

                                        QRS 11-5 (TX), Inc.

                                        By /s/ H. Cabot Lodge III
                                           ------------------------


Accepted and agreed to:

SUMMAGRAPHICS CORPORATION

By /s/ Clifford Maxwell
   ------------------------



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                                    CONSENT
                                    -------


        The undersigned, as the holder of loan documents executed by Landlord to the undersigned evidencing or securing a loan in the original principal face amount of $3,700,000, consents to Landlord's execution of the foregoing letter agreement.


                                                CREDITANSTALT-BANKVEREIN

                                                By
                                                   --------------------------



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